Exhibit 99.1

Perella Weinberg Reports Full Year and Fourth Quarter 2024 Results
Financial Overview - Full Year
•Revenues of $878 Million, Up 35% From a Year Ago
•Adjusted Pre-Tax Income of $137 Million, GAAP Pre-Tax Loss of $(68) Million
•Adjusted EPS of $0.96; GAAP Diluted EPS of $(1.22)
Financial Overview - Fourth Quarter
•Revenues of $226 Million, Up 6% From a Year Ago
•Adjusted Pre-Tax Income of $40 Million, GAAP Pre-Tax Income of $28 Million
•Adjusted EPS of $0.26; GAAP Diluted EPS of $0.30
Talent Investment
•Added Five Partners and Eleven Managing Directors in 2024
Capital Management
•Strong Balance Sheet with $407 Million of Cash and Short-Term Investments and No Debt
•Retired Approximately 14.5 Million Shares and Share Equivalents through Purchase, Exchange and Net Settlement in 2024
•Returned $282 Million in Aggregate to Equity Holders in 2024
•Declared Quarterly Dividend of $0.07 Per Share

“Our record 2024 results were driven by strong momentum across our platform, with higher year-over-year revenue recorded in all service lines. Our clients place a high value on tailored, trusted advice and continue to select Perella Weinberg for their most transformative transactions. We begin 2025 with improving market conditions and remain focused on helping our clients tackle increasingly complex strategic and financial challenges,” stated Andrew Bednar, Chief Executive Officer.

NEW YORK, NY, February 7, 2025 – Perella Weinberg Partners (the “Firm” or “PWP”) (NASDAQ:PWP) today reported financial results for the full year and fourth quarter ended December 31, 2024.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Revenues

For the twelve months ended December 31, 2024, revenues were $878.0 million, an increase of 35% from $648.7 million for the twelve months ended December 31, 2023. For the fourth quarter of 2024, revenues were $225.7 million, an increase of 6% from $212.7 million for the fourth quarter of 2023. The higher revenues in both current year periods were driven by larger transactions in size and number across the business. For the full year, revenues attributable to mergers and acquisition and financing and capital solutions activity were both up period-over-period. For the fourth quarter, revenues attributable to mergers and acquisition activity were lower due to a single large fee in the prior year period.

Expenses

	Twelve Months Ended December 31,
	2024		2023
	GAAP	Adjusted	GAAP	Adjusted
Operating expenses	(Dollars in Millions)
Total compensation and benefits	$784.2	$589.7	$608.9	$454.6
% of Revenues	89%	67%	94%	70%
Non-compensation expenses	$172.3	$162.4	$154.8	$144.0
% of Revenues	20%	18%	24%	22%
Twelve Months Ended

GAAP total compensation and benefits were $784.2 million for the twelve months ended December 31, 2024, compared to $608.9 million for the prior year period. Current year compensation expense includes the second quarter impact of the one-time accelerated vesting of certain partnership unit awards (the “Vesting Acceleration”). Adjusted total compensation and benefits were $589.7 million for the twelve months ended December 31, 2024, compared to $454.6 million for the same period a year ago. The increase in total compensation and benefits results from a larger bonus accrual on an absolute dollar basis associated with higher revenues partially offset by a lower compensation margin.

GAAP non-compensation expenses were $172.3 million for the twelve months ended December 31, 2024, compared to $154.8 million for the prior year period. Adjusted non-compensation expenses were $162.4 million for the twelve months ended December 31, 2024, compared to $144.0 million for the same period a year ago. The increase in non-compensation expenses was largely driven by an increase in professional fees including consulting fees tied to revenue contribution, higher depreciation expense tied to office renovations and relocations, and bad debt write-offs, partially offset by lower rent and occupancy costs.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

	Three Months Ended December 31,
	2024		2023
	GAAP	Adjusted	GAAP	Adjusted
Operating expenses	(Dollars in Millions)
Total compensation and benefits	$156.1	$146.0	$215.1	$162.7
% of Revenues	69%	65%	101%	76%
Non-compensation expenses	$48.2	$46.3	$41.5	$38.9
% of Revenues	21%	21%	20%	18%

Three Months Ended

GAAP total compensation and benefits were $156.1 million for the fourth quarter of 2024, compared to $215.1 million for the fourth quarter of 2023. Adjusted total compensation and benefits were $146.0 million for the fourth quarter of 2024, compared to $162.7 million for the same period a year ago. The decrease in total compensation and benefits was the result of a lower compensation margin. On a GAAP basis, the decrease was also the result of business realignment costs in the fourth quarter of 2023 which did not recur in the 2024 period and a reduction in equity amortization expense related to the one-time Vesting Acceleration of partnership units.

GAAP non-compensation expenses were $48.2 million for the fourth quarter of 2024, compared to $41.5 million for the fourth quarter of 2023. Adjusted non-compensation expenses were $46.3 million for the fourth quarter of 2024, compared to $38.9 million for the same period a year ago. The increase in non-compensation expenses was largely driven by an increase in professional fees including consulting fees tied to revenue contribution, partially offset by a decrease in legal spend, and an increase in general, administrative and other expenses.

Provision for Income Taxes

Perella Weinberg Partners currently owns 68.3% of the operating partnership (“PWP OpCo”) and is subject to U.S. federal and state corporate income tax on its allocable share of earnings. Income earned by the operating partnership is subject to certain state, local, and foreign income taxes.

For purposes of calculating adjusted if-converted net income, we have presented our results as if all partnership units had been converted to shares of Class A common stock, and as if all of our adjusted results for the period were subject to U.S. corporate income tax. For the twelve months ended December 31, 2024, the effective tax rate for adjusted if-converted net income was 30%. This tax rate includes a $4.0 million benefit from the vesting of restricted stock units at a share price higher than the grant price.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Balance Sheet and Capital Management

As of December 31, 2024, PWP had $407.4 million of cash and short-term investments in U.S. Treasury securities. The Firm has no outstanding indebtedness and has an undrawn revolving credit facility.

During the twelve months ended December 31, 2024, PWP returned $281.9 million in aggregate to our equity holders through: (i) the settlement of 6,149,211 PWP OpCo units in connection with the one-time Vesting Acceleration at a price of $14.07 per unit and the net settlement of 4,128,086 share equivalents at an average price per share of $17.05; (ii) the settlement of exchanges of 3,204,979 PWP OpCo units for cash at $20.98 per unit and the repurchase of 1,000,000 shares pursuant to a contractual repurchase right at $15.00 per share; (iii) the payment of $22.5 million in distributions to limited partners; and (iv) the payment of aggregate dividends of $20.3 million to Class A common stockholders. Certain tax withholding amounts related to the above activity were accrued and unpaid as of December 31, 2024 and are expected to be paid within one year.

At December 31, 2024, there were 59.2 million shares of Class A common stock and 27.5 million partnership units outstanding.

The Board of Directors has declared a quarterly dividend of $0.07 per share of Class A common stock. The dividend will be paid on March 10, 2025 to Class A common stockholders of record on February 18, 2025.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Conference Call and Webcast

Management will host a webcast and conference call on Friday, February 7, 2025 at 9:00 am ET to discuss Perella Weinberg’s financial results for the full year and fourth quarter ended December 31, 2024.

A webcast of the conference call will be made available in the Investors section of Perella Weinberg’s website at https://investors.pwpartners.com/.

The conference call can also be accessed by the following dial-in information:

•Domestic: (800) 267-6316
•International: (203) 518-9783
•Conference ID: PWPQ424

Replay

A replay of the call will also be available two hours after the live call through February 14, 2025. To access the replay, dial (800) 839-5689 (Domestic) or (402) 220-2570 (International). The replay can also be accessed on the Investors section of the Company’s website at https://investors.pwpartners.com/.

For those who listen to the rebroadcast of the call, we remind you that the remarks made are as of February 7, 2025, and have not been updated subsequent to the initial earnings call.

About Perella Weinberg

Perella Weinberg is a leading global independent advisory firm, providing strategic and financial advice to a broad client base, including corporations, financial sponsors, governments, and sovereign wealth funds. The Firm offers a wide range of advisory services to clients in some of the most active industry sectors and global markets. With approximately 700 employees, Perella Weinberg currently maintains offices in New York, London, Houston, San Francisco, Paris, Los Angeles, Chicago, Calgary, Denver, and Munich. The financial information of Perella Weinberg herein refers to the business operations of PWP Holdings LP and Subsidiaries.

Contacts

For Perella Weinberg Investor Relations: investors@pwpartners.com
For Perella Weinberg Media: media@pwpartners.com
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Non-GAAP Financial Measures

In addition to financial measures presented in accordance with GAAP, we monitor certain non-GAAP financial measures to manage our business, make planning decisions, evaluate our performance and allocate resources. We believe that these non-GAAP financial measures are key financial indicators of our business performance over the long term and provide useful information regarding whether cash provided by operating activities is sufficient to maintain and grow our business. We believe that the methodology for determining these non-GAAP financial measures can provide useful supplemental information to help investors better understand the economics of our platform.

These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, or as a substitute for, the analysis of other GAAP financial measures. These non-GAAP financial measures are not universally consistent calculations, limiting their usefulness as comparative measures. Other companies may calculate similarly titled financial measures differently. Additionally, these non-GAAP financial measures are not measurements of financial performance or liquidity under GAAP. In order to facilitate a clear understanding of our consolidated historical operating results, you should examine our non-GAAP financial measures in conjunction with our historical consolidated financial statements and notes thereto included elsewhere in this press release.

Management compensates for the inherent limitations associated with using these non-GAAP financial measures through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measures. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this press release, and oral statements made from time to time by representatives of PWP are “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the expectations regarding the combined business are “forward looking statements.” In addition, words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Important factors, among others, that may affect actual results or outcomes include (but are not limited to): global economic, business and market conditions; the Company’s dependence on and ability to retain employees; the Company’s ability to successfully identify, recruit and develop talent; conditions impacting the corporate advisory industry; the Firm’s dependence on its fee-paying clients and fluctuating revenues from its non-exclusive, engagement-by-engagement business model; the high volatility of the Company’s revenues as a result of its reliance on advisory fees that are largely contingent on the completion of events which may be out of its control; the Company’s ability to appropriately manage conflicts of interest and tax and other regulatory factors relevant to the Company’s business, including actual, potential or perceived conflicts of interest and other factors that may damage its business and reputation; the Company’s successful formulation and execution of its business and growth strategies; substantial litigation risks in the financial services industry; cybersecurity and other operational risks; assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity; extensive regulation of the corporate advisory industry and U.S. and foreign regulatory developments relating to, among other things, financial institutions and markets, government oversight, fiscal and tax policy and laws (including the treatment of carried interest); and other risks and uncertainties described under “Part I—Item 1A. Risk Factors” in our Annual Report on Form 10-K.

The forward-looking statements in this press release and oral statements made from time to time by representatives of PWP are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2024 and the other documents filed by the Firm from time to time with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

Consolidated Statements of Operations (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Revenues	$225,672	$212,678	$878,039	$648,652
Expenses
Compensation and benefits	133,298	165,521	525,941	426,572
Equity-based compensation	22,766	49,600	258,296	182,375
Total compensation and benefits	156,064	215,121	784,237	608,947
Professional fees	17,092	13,094	49,262	39,640
Technology and infrastructure	8,972	8,612	35,721	34,462
Rent and occupancy	6,018	6,033	24,325	26,891
Travel and related expenses	6,041	5,396	19,823	19,030
General, administrative and other expenses	5,055	3,877	22,824	20,103
Depreciation and amortization	5,061	4,511	20,379	14,679
Total expenses	204,303	256,644	956,571	763,752
Operating income (loss)	21,369	(43,966)	(78,532)	(115,100)
Non-operating income (expenses)
Related party income	—	162	—	932
Other income (expense)	6,418	(140)	10,277	1,348
Total non-operating income (expenses)	6,418	22	10,277	2,280
Income (loss) before income taxes	27,787	(43,944)	(68,255)	(112,820)
Income tax expense (benefit)	(4,871)	(1,532)	21,089	(980)
Net income (loss)	32,658	(42,412)	(89,344)	(111,840)
Less: Net income (loss) attributable to non-controlling interests	11,884	(32,002)	(24,616)	(94,617)
Net income (loss) attributable to Perella Weinberg Partners	$20,774	$(10,410)	$(64,728)	$(17,223)
Net income (loss) per share attributable to Class A common shareholders
Basic	$0.36	$(0.23)	$(1.22)	$(0.40)
Diluted	$0.30	$(0.49)	$(1.22)	$(1.33)
Weighted-average shares of Class A common stock outstanding
Basic	58,023,204	44,884,305	53,187,995	43,273,939
Diluted	73,093,466	87,329,418	53,187,995	86,779,052

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Total compensation and benefits—GAAP	$156,064	$215,121	$784,237	$608,947
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	(13,999)	(143,714)	(68,647)
Public company transaction related incentives(2)	(10,082)	(12,702)	(47,609)	(48,435)
Business realignment costs(3)	—	(25,768)	(3,249)	(37,265)
Adjusted total compensation and benefits	$145,982	$162,652	$589,665	$454,600

Non-compensation expense—GAAP	$48,239	$41,523	$172,334	$154,805
TPH business combination related expenses(4)	(1,645)	(1,645)	(6,580)	(6,580)
Business Combination transaction expenses(5)	(286)	(1,017)	(3,340)	(3,392)
Settlement related expenses(6)	—	—	—	(809)
Adjusted non-compensation expense(7)	$46,308	$38,861	$162,414	$144,024

Operating income (loss)—GAAP	$21,369	$(43,966)	$(78,532)	$(115,100)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	13,999	143,714	68,647
Public company transaction related incentives(2)	10,082	12,702	47,609	48,435
Business realignment costs(3)	—	25,768	3,249	37,265
TPH business combination related expenses(4)	1,645	1,645	6,580	6,580
Business Combination transaction expenses(5)	286	1,017	3,340	3,392
Settlement related expenses(6)	—	—	—	809
Adjusted operating income	$33,382	$11,165	$125,960	$50,028

Income (loss) before income taxes—GAAP	$27,787	$(43,944)	$(68,255)	$(112,820)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	13,999	143,714	68,647
Public company transaction related incentives(2)	10,082	12,702	47,609	48,435
Business realignment costs(3)	—	25,768	3,249	37,265
TPH business combination related expenses(4)	1,645	1,645	6,580	6,580
Business Combination transaction expenses(5)	286	1,017	3,340	3,392
Settlement related expenses(6)	—	—	—	809
Adjustments to non-operating income (expenses)(8)	38	38	264	2,763
Adjusted income before income taxes	$39,838	$11,225	$136,501	$55,071

Income tax expense (benefit)—GAAP	$(4,871)	$(1,532)	$21,089	$(980)
Tax impact of non-GAAP adjustments(9)	18,725	3,329	11,375	8,594
Adjusted income tax expense	$13,854	$1,797	$32,464	$7,614

Net income (loss)—GAAP	$32,658	$(42,412)	$(89,344)	$(111,840)
Equity-based compensation not dilutive to investors in PWP or PWP OpCo(1)	—	13,999	143,714	68,647
Public company transaction related incentives(2)	10,082	12,702	47,609	48,435
Business realignment costs(3)	—	25,768	3,249	37,265
TPH business combination related expenses(4)	1,645	1,645	6,580	6,580
Business Combination transaction expenses(5)	286	1,017	3,340	3,392
Settlement related expenses(6)	—	—	—	809
Adjustments to non-operating income (expenses)(8)	38	38	264	2,763
Tax impact of non-GAAP adjustments(9)	(18,725)	(3,329)	(11,375)	(8,594)
Adjusted net income	$25,984	$9,428	$104,037	$47,457

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023
Adjusted net income	$25,984	$9,428	$104,037	$47,457
Less: Adjusted income tax expense	(13,854)	(1,797)	(32,464)	(7,614)
Add: If-converted income tax expense(10)	13,422	3,543	41,345	14,994
Adjusted if-converted net income	$26,416	$7,682	$95,156	$40,077

Weighted-average diluted shares of Class A common stock outstanding	73,093,466	87,329,418	53,187,995	86,779,052
Weighted average number of incremental shares from assumed vesting of RSUs and PSUs(11)	—	4,059,875	10,941,161	2,186,189
Weighted average number of incremental shares from if-converted PWP OpCo units(12)	29,403,257	—	34,924,483	—
Weighted-average adjusted diluted shares of Class A common stock outstanding	102,496,723	91,389,293	99,053,639	88,965,241

Adjusted net income per Class A share—diluted, if-converted	$0.26	$0.08	$0.96	$0.45

Key metrics: (13)
GAAP operating income (loss) margin	9.5%	(20.7)%	(8.9)%	(17.7)%
Adjusted operating income margin	14.8%	5.2%	14.3%	7.7%
GAAP compensation ratio	69%	101%	89%	94%
Adjusted compensation ratio	65%	76%	67%	70%
GAAP effective tax rate	(18)%	3%	(31)%	1%
Adjusted if-converted effective tax rate	34%	32%	30%	27%

Notes to GAAP Reconciliation of Adjusted Results:

(1)Equity-based compensation not dilutive to investors in PWP or PWP OpCo includes the amortization of legacy awards granted to certain partners prior to the business combination that closed on June 24, 2021 (the “Business Combination”) and the amortization of awards granted by PWP Professional Partners LP (the “Professional Partners Awards”), which were subject to the Vesting Acceleration in the second quarter of 2024. The vesting of these awards did not economically dilute PWP shareholders’ interests relative to the interests of other investors in PWP OpCo. The legacy awards were fully amortized as of September 30, 2023.
(2)Public company transaction related incentives includes equity-based compensation for transaction-related restricted stock units (“RSUs”) and performance restricted stock units (“PSUs”), which are directly related to milestone events that were part of the Business Combination process and reorganization, as well as employment taxes for these RSUs, PSUs, and certain Professional Partners Awards. These expenses were outside of PWP’s normal and recurring bonus and compensation processes.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

(3)During the second quarter of 2023, we began a review of the business, which resulted in headcount reductions in order to improve compensation alignment and to provide greater flexibility to advance strategic opportunities. Costs were incurred through the first quarter of 2024 and included separation and transition benefits and the accelerated amortization (net of forfeitures) of certain equity-based awards, including certain Professional Partners Awards and transaction-related RSUs and PSUs, which would have been adjusted through adjustments (1) and (2) above notwithstanding the business realignment.
(4)On November 30, 2016, we completed a business combination with Tudor, Pickering, Holt & Co., LLC (TPH), an independent advisory firm focused on the energy industry. The adjustment reflects the amortization of intangible assets associated with the acquisition, and such assets will be fully amortized by November 30, 2026.
(5)Transaction costs that were expensed associated with the Business Combination, including (i) equity-based vesting for transaction-related RSUs issued to non-employees and (ii) costs incurred related to the partnership restructuring that was contemplated during the implementation of the up-C structure at the time of the Business Combination.
(6)Certain expenses incurred related to the previously reported settlement with the staff of the SEC (the “Settlement”).

(7)See reconciliation below for the components of the consolidated statements of operations included in non-compensation expense—GAAP as well as Adjusted non-compensation expense.
(8)Includes (i) the amortization of debt discounts and issuance costs for all periods presented, (ii) minimal charges related to the Vesting Acceleration for the twelve months ended December 31, 2024, (iii) the $1.25 million charge related to the Settlement and a non-operating loss on investment for the twelve months ended December 31, 2023.
(9)The adjusted income tax expense represents the Company’s calculated tax expense on adjusted non-GAAP results. It excludes the impact on income taxes of certain transaction-related items and other items not reflected in our adjusted non-GAAP results. It does not represent the cash that the Company expects to pay for taxes in the current periods.
(10)The if-converted income tax expense represents the Company's calculated tax expense on adjusted non-GAAP results assuming the exchange of all PWP OpCo units for PWP Class A common stock, resulting in all of the Company’s results for the period being subject to corporate-level tax.
(11)Represents the dilutive impact under the treasury stock method of unvested RSUs and PSUs.
(12)Represents the dilutive impact assuming the vesting and conversion of all PWP OpCo units to shares of Class A common stock.
(13)Reconciliations of key metrics from GAAP to Adjusted results are a derivative of the reconciliation of their components.
* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.

GAAP Reconciliation of Adjusted Results (Unaudited)
(Dollars in Thousands)

	Three Months Ended December 31, 2024
	GAAP	Adjustments		Adjusted
Professional fees	$17,092	$(286)	(1)	$16,806
Technology and infrastructure	8,972	—		8,972
Rent and occupancy	6,018	—		6,018
Travel and related expenses	6,041	—		6,041
General, administrative and other expenses	5,055	—		5,055
Depreciation and amortization	5,061	(1,645)	(2)	3,416
Non-compensation expense	$48,239	$(1,931)		$46,308

	Three Months Ended December 31, 2023
	GAAP	Adjustments		Adjusted
Professional fees	$13,094	$(1,017)	(1)	$12,077
Technology and infrastructure	8,612	—		8,612
Rent and occupancy	6,033	—		6,033
Travel and related expenses	5,396	—		5,396
General, administrative and other expenses	3,877	—		3,877
Depreciation and amortization	4,511	(1,645)	(2)	2,866
Non-compensation expense	$41,523	$(2,662)		$38,861

	Twelve Months Ended December 31, 2024
	GAAP	Adjustments		Adjusted
Professional fees	$49,262	$(3,340)	(1)	$45,922
Technology and infrastructure	35,721	—		35,721
Rent and occupancy	24,325	—		24,325
Travel and related expenses	19,823	—		19,823
General, administrative and other expenses	22,824	—		22,824
Depreciation and amortization	20,379	(6,580)	(2)	13,799
Non-compensation expense	$172,334	$(9,920)		$162,414

	Twelve Months Ended December 31, 2023
	GAAP	Adjustments		Adjusted
Professional fees	$39,640	$(4,201)	(3)	$35,439
Technology and infrastructure	34,462	—		34,462
Rent and occupancy	26,891	—		26,891
Travel and related expenses	19,030	—		19,030
General, administrative and other expenses	20,103	—		20,103
Depreciation and amortization	14,679	(6,580)	(2)	8,099
Non-compensation expense	$154,805	$(10,781)		$144,024

(1)Reflects an adjustment to exclude transaction costs associated with the Business Combination.
(2)Reflects an adjustment to exclude the amortization of intangible assets related to the TPH business combination.
(3)Reflects an adjustment to exclude transaction costs associated with the Business Combination and certain expenses related to the Settlement.

* Throughout this release, adjusted figures represent Non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers. GAAP diluted net income (loss) per share attributable to Class A common shareholders and Adjusted net income (loss) per Class A share—diluted, if—converted will be referred to as “GAAP Diluted EPS” and “Adjusted EPS,” respectively.